Waddell & Reed Advisors Select Income Annuity SM

Nationwide Life Insurance Company
Individual Single Purchase Payment Immediate Variable and/or Fixed Income Annuity Contracts
Issued by Nationwide Life Insurance Company through its Nationwide Variable Account-12
The date of this prospectus is May 1, 2007.

This prospectus contains basic information you should understand about the contracts before investing – the annuity contract is the legally binding instrument governing the relationship between you and Nationwide should you choose to invest.  Please read this prospectus carefully and keep it for future reference.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Statement of Additional Information (dated May 1, 2007), which contains additional information about the contracts and the variable account is filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  The table of contents for the Statement of Additional Information is on page 22.  For general information or to obtain free copies of the Statement of Additional Information, call 1-866-221-1100 (TDD 1-800-238-3035) or write:

Nationwide Life Insurance Company
5100 Rings Road, RR1-04-F4
Dublin, Ohio 43017-1522

The Statement of Additional Information and other material incorporated by reference can be found on the SEC website at: www.sec.gov.  Information about this product can be found at www.waddell.com.

Before investing, understand that annuities and/or life insurance products are not insured by the FDIC, NCUSIF, or any other Federal government agency, and are not deposits or obligations of, guaranteed by, or insured by the depository institution where offered or any of its affiliates.  Annuities that involve investment risk may lose value.  These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

The following is a list of the investment options available under the contract.  The new investment options listed below (and all other variable investment options) are only available for the portion of your contract designated to provide for variable annuity payments.  Any portion of your contract designated to provide for fixed annuity payments may not be reallocated to a variable investment option under the contract.  Please refer to your prospectus.

W&R Target Funds, Inc.
•	Asset Strategy Portfolio*
•	Balanced Portfolio
•	Bond Portfolio*
•	Core Equity Portfolio
•	Dividend Income Portfolio
•	Energy Portfolio
•	Global Natural Resources Portfolio
•	Growth Portfolio
•	High Income Portfolio*
•	International Growth Portfolio
•	International Value Portfolio
•	Micro Cap Growth Portfolio
•	Mid Cap Growth Portfolio
•	Money Market Portfolio
•	Mortgage Securities Portfolio
•	Real Estate Securities Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio
•	Small Cap Value Portfolio
•	Value Portfolio

The following investment option is only available in contracts for which good order applications were received before April 2, 2007:

W&R Target Funds, Inc.
•	Limited-Term Bond Portfolio

*These investment options may invest in lower quality debt securities commonly referred to as junk bonds.

Purchase payments not invested in the investment options of the Nationwide Variable Account-12 ("variable account") may be allocated for the purchase of fixed annuity payments (see Appendix B).

Glossary of Special Terms

Annual benefit leveling- The adjustment to variable annuity payments to make payments made during the following 12 months equal in amount.

Annuity income unit - An accounting unit of measure used to calculate the value of variable annuity payments after the first payment.

Assumed investment return- The net investment return required to maintain level variable annuity payments.  The selected assumed investment return is used in calculating the initial variable annuity payment.

Assumed investment return factor- The assumed investment return factor adjusts the annuity income unit value based on the assumed investment return chosen by the owner and permitted under the contract.

Commutation value- The value of future annuity payments that are converted (commuted) into a lump sum.  The commutation value may be available for withdrawal under certain income options, and may be available to beneficiaries when an annuitant dies before all term certain payments have been made.

Contract value - The value of any amount allocated to the variable account (plus or minus any investment experience) plus any amount designated for the purchase of fixed annuity payments, less any distributions previously made.

FDIC- Federal Deposit Insurance Corporation.

Fixed annuity payment(s)- Annuity payments which are guaranteed by Nationwide as to dollar amount.

General account- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

Income option- The type of annuity payments chosen by the contract owner.

Income start date- The date Nationwide calculates the schedule of annuity payments and begins the processing necessary to start annuity payments.  The date that annuity payments actually start varies, but generally is within 7-10 days after Nationwide calculates the annuity payment schedule.

Individual Retirement Annuity - An annuity described in Section 408(b) of the Internal Revenue Code (not including Roth IRAs).

Investment option(s)- The underlying mutual funds which are purchased by the variable account and accounted for in separate sub-accounts of the variable account.  The performance of selected investment options determines the value of variable annuity payments after the first payment.

Nationwide - Nationwide Life Insurance Company.

NCUSIF- National Credit Union Share Insurance Fund.

Non-Qualified Contract - A contract which does not qualify for favorable tax treatment as an Individual Retirement Annuity, Roth IRA, or Tax Sheltered Annuity.

Roth IRA- An annuity described in Section 408A of the Internal Revenue Code.

SEC- Securities and Exchange Commission.

Sub-accounts - Separate and distinct divisions of the variable account.  Each sub-account corresponds to a specific underlying mutual fund upon which investment performance is based.

Tax Sheltered Annuity - An annuity described in Section 403(b) of the Internal Revenue Code.

Valuation date - Each day the New York Stock Exchange and Nationwide’s home office are open for business, or any other day during which there is a sufficient degree of trading of investment options such that the current net asset value of accumulation units or annuity income units might be materially affected.    Values of the variable account are determined as of the close of the New York Stock Exchange which generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days and as conditions warrant.

Valuation period- The period of time beginning at the close of a valuation date and ending at the close of business on the next valuation date.

Variable account - Nationwide Variable Account-12, which is a separate account of Nationwide.  The variable account is divided into sub-accounts, each of which invests in shares of a separate investment option.

Variable account value- The amount allocated to the variable account, plus or minus investment experience, and minus any previous variable account distributions.  For life contingent income options, living credits also are periodically added to the variable account value.

Variable annuity payment(s)- Annuity payments which are not guaranteed as to dollar amount and which vary with the investment experience of the investment options.

Table of Contents	Page
Glossary of Special Terms	2
Contract Expenses	5
Investment Option Annual Expenses	5
Synopsis of the Contracts	5
Purchase Payment
Charges and Expenses
Annuity Payments
Taxation
Right to Examine
Financial Statements	6
Condensed Financial Information	6
Nationwide Life Insurance Company	6
General Distributor	6
Investing in the Contract	6
The Variable Account and Investment Options
The Contract in General	7
Distribution, Promotional and Sales Expenses
Investment Options Payments
Profitability
Standard Charges and Deductions	9
Mortality and Expense Risk Charge
Contingent Deferred Sales Charge
Premium Taxes
Contract Ownership	10
Ownership Rights Between the Date of Issue and the Income Start Date
Ownership Rights After the Income Start Date and Prior to the Annuitant’s Death
Changes
Joint Ownership
Annuitant and Joint Annuitant
Beneficiary and Contingent Beneficiary
Operation of the Contract	11
Purchase Payment
Allocation of the Purchase Payment
Pricing
Transfers
Transfer Restrictions
Right to Examine (Right to Revoke)	13
Withdrawals (Redemptions)	13
Withdrawals Before the Income Start Date
Withdrawals On or After the Income Start Date
Partial Withdrawals (Partial Redemptions)
Full Withdrawals (Full Redemptions)
Assignment	15
Annuity Payments	15
Income Start Date
Fixed Annuity Payments
Variable Annuity Payments
Net Investment Factor
Frequency and Amount of Annuity Payments
Annual Benefit Leveling

Table of Contents (continued)	Page
Income Options	16
Single Life
Single Life with Term Certain
Single Life with Cash Refund
Joint and Last Survivor
Joint and 100% Last Survivor with Term Certain
Joint and 100% Last Survivor with Cash Refund
Joint and 50% Survivor
Term Certain
Lump Sum Death Benefit Option
Continuation of Payments Death Benefit Option
Living Credits
Any Other Option
Death Before the Income Start Date	18
Death of Contract Owner
Death of Annuitant
Death After the Income Start Date	19
Death of Contract Owner
Death of Annuitant
Statements and Reports	19
Legal Proceedings	19
Table of Contents of Statement of Additional Information	22
Appendix A: Investment Options	23
Appendix B: Fixed Annuity Payments	25
Appendix C: Illustration of Variable Annuity Income	27
Appendix D: Condensed Financial Information	29
Appendix E: Contract Types and Tax Information	32

Contract Expenses

The following tables describe the fees and expenses that a contract owner will pay when buying, owning, or surrendering the contract.

The first table describes the fees and expenses a contract owner will pay at the time the contract is purchased, surrendered, or when cash value is transferred between investment options.

Contract Owner Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments withdrawn)	6%[1]
Maximum Premium Tax Charge (as a percentage of purchase payments)	5%[2]

The next table describes the fees and expenses that a contract owner will pay periodically during the life of the contract (not including investment option fees and expenses).

Recurring Contract Expenses
Variable Account Annual Expenses (annualized rate of total variable account charges as a percentage of the daily net assets)[3]
Mortality and Expense Risk Charge	1.50%

Investment Option Annual Expenses

The next table shows the minimum and maximum total operating expenses, as of December 31, 2006, charged by the investment options periodically during the life of the contract.  More detail concerning each investment option’s fees and expenses is contained in the prospectus for each investment option.

Total Annual Investment Option Operating Expenses	Minimum	Maximum

(expenses that are deducted from investment option assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average investment option assets)	0.77%	1.51%

The minimum and maximum investment options operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some investment options.  Therefore, actual expenses could be lower.  Refer to the investment options prospectuses for specific expense information.

Synopsis of the Contracts

The contracts are individual single purchase payment immediate variable and/or fixed income annuity contracts.

The contracts can be categorized as:
•	Individual Retirement Annuities ("IRAs");
•	Non-Qualified Contracts;
•	Roth IRAs; and
•	Tax Sheltered Annuities.

For more detailed information with regard to the differences in contract types, please see "Types of Contracts" in

Appendix E.

This contract is not designed for and does not support active trading strategies.  In order to protect investors in this contract that do not utilize such strategies, Nationwide may initiate certain exchange offers intended to provide contract owners that meet certain criteria with an alternate variable annuity designed to accommodate active trading.  If this contract is exchanged as part of an exchange offer, the exchange will be made on the basis of the relative net asset values of the exchanged contract.  Furthermore, no CDSC will be assessed on the exchanged assets and Nationwide will "tack" the contract’s CDSC schedule onto the new contract.  This means that the CDSC schedule will not start anew on the exchanged assets in the new contract; rather, the CDSC schedule from the exchanged contract will be applied to the exchanged assets

1 Range of CDSC over time:
Number of Completed Years from Date of Issue	0	1	2	3	4	5	6	Thereafter
CDSC Percentage	6%	6%	5%	5%	4%	3%	2%	0%
(For contracts issued on or after May 1, 2002 and before May 1, 2005, no CDSC will be assessed on withdrawals taken during the first contract year.)  A CDSC will only be assessed if a withdrawal (other than an annuity payment) is taken as permitted under term certain income options.  The Internal Revenue Code may impose restrictions on withdrawals from contracts issued as Tax Sheltered Annuities.

2Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or other government entities.

3 These charges apply only to sub-account allocations.  They are charged on a daily basis at the annualized rate noted above.

both in terms of percentages and the number of completed contract years.  This enables the contract owner to exchange into the new contract without having to start a new CDSC schedule on exchanged assets.  However, if subsequent purchase payments are made to the new contract, they will be subject to any applicable CDSC schedule that is part of the new contract.

Purchase Payment

The minimum single purchase payment is $35,000.  No additional purchase payments will be accepted or permitted.  The single purchase payment may be composed of money from different sources (for example, upon any contract exchanges).

Charges and Expenses

Nationwide deducts a Mortality and Expense Risk Charge equal to an annualized rate of 1.50% of the daily net assets of the variable account.  Nationwide assesses this charge in return for bearing certain mortality and expense risks, as well as for administrative expenses.

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract.  However, if the income option elected permits withdrawals other than annuity payments, Nationwide may deduct a Contingent Deferred Sales Charge ("CDSC") upon such withdrawal.  This CDSC reimburses Nationwide for sales expenses.  The amount of the CDSC will not exceed 6% of purchase payments withdrawn (see "Contingent Deferred Sales Charge").

Annuity Payments

Annuity payments are calculated on the income start date and generally begin 7-10 days thereafter.  The payments will be based on the income option chosen at the time of application (see "Income Options").

Taxation

The tax treatment of the contracts depends on the type of contract issued and the purpose for which the contract is purchased.  Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" in Appendix E and "Premium Taxes").

Right to Examine

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value or other amounts as required by law (see "Right to Examine (Right to Revoke)").

Financial Statements

Financial statements for the variable account and consolidated financial statements for Nationwide Life Insurance Company are located in the Statement of Additional Information.  A current Statement of Additional Information may be obtained, without charge, by contacting Nationwide’s home office at the telephone number listed on page 1 of this prospectus.

Condensed Financial Information

The value of an annuity income unit is determined on the basis of changes in the per share value of an investment option and the assessment of variable account charges which may vary from contract to contract (for more information on the calculation of annuity income unit values, see "Determining Variable Annuity Payments – Value of an Annuity Income Unit").  Please refer to Appendix D for information regarding each class of annuity income units.

Nationwide Life Insurance Company

Nationwide is a stock life insurance company organized under Ohio law in March, 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.  Nationwide is a provider of life insurance, annuities and retirement products.  It is admitted to do business in all states, the District of Columbia, Puerto Rico, and the Virgin Islands.

Nationwide is a member of the Nationwide group of companies.  Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies.  The Companies were organized under Ohio law in December 1925 and 1933 respectively.  The Companies engage in a general insurance and reinsurance business, except life insurance.

General Distributor

The contracts are distributed by the general distributor, Waddell & Reed, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202.

Investing in the Contract

The contracts described in this prospectus are combination fixed and variable immediate annuity contracts.  The following provisions discuss those interests under the contracts that relate to the portion of the purchase payment allocated to variable annuity payments.  For a discussion of the interests allocated to fixed annuity payments, see Appendix B.

The Variable Account and Investment Options

Nationwide Variable Account-12 is a variable account that invests in the investment options listed in Appendix A.  Nationwide established the variable account on July 10, 2001, pursuant to Ohio law.  Although the variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains and losses credited to or charged against the variable account reflect the variable account’s own investment experience and not the investment experience of Nationwide’s other assets.  The variable account’s assets are held separately from Nationwide’s other assets and are not chargeable with liabilities incurred in any other business of Nationwide.

The variable account is divided into sub-accounts, each corresponding to a single investment option.  Nationwide uses the assets of each sub-account to buy shares of the investment options based on contract owner instructions.  Each investment option’s prospectus contains more detailed information about that investment option.  Prospectuses for the investment options should be read in conjunction with this prospectus.

Investment options in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the investment options may manage publicly traded mutual funds with similar names and investment objectives.  However, the investment options are NOT directly related to any publicly traded mutual fund.  Contract owners should not compare the performance of a publicly traded fund with the performance of investment options participating in the variable account.  The performance of the investment options could differ substantially from that of any publicly traded funds.

The particular investment options available under the contract may change from time to time.  Specifically, investment options or investment option share classes that are currently available may be removed or closed off to future investment.  New investment options or new share classes of currently available investment options may be added.  Contract owners will receive notice of any such changes that affect their contract.  Additionally, not all of the investment options listed are available in every state.

Voting Rights

Contract owners who have allocated assets to the investment options are entitled to certain voting rights.  Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions.  However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an investment option will be notified of issues requiring a shareholders’ vote as soon as possible before the shareholder meeting.  Notification will contain proxy materials and a form with which to give Nationwide voting instructions.  Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of contract owners vote, each vote has a greater impact on the outcome.

The number of shares which a contract owner may vote will be determined as of a date to be chosen by Nationwide not more than 60 days prior to the shareholder meeting.

Material Conflicts

The investment options may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide.  Nationwide does not anticipate any disadvantages to this.  However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these investment options participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies.  If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the investment option(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another investment option for shares already purchased or to be purchased in the future if either of the following occurs:

1)	shares of a current investment option are no longer available for investment; or

2)	further investment in an investment option becomes inappropriate in the judgement of Nationwide management.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.

The Contract in General

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs.  There are costs and charges associated with these benefits and advantages – costs and charges that are different, or do not exist at all, within other investment products.  With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates.

Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options.  This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.  Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

These contracts are offered to customers of various financial institutions and brokerage firms.  The individual financial institution or brokerage firm may limit the availability of certain features or optional benefits in accordance with their internal policies.  No financial institution or brokerage firm is responsible for the guarantees under the contracts.  Guarantees under the contracts are the sole responsibility of Nationwide.

In general, variable annuities are long-term investments; they are not intended as short-term investments.  Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership.  It is very important that contract owners and prospective contract owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract.  Contract charges may not be the same in later contract years as they are in early contract years.  The various contract charges are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

The following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

Nationwide pays commissions to the firms that sell the contracts.  The maximum gross commission that Nationwide will pay on the sale of the contracts is 6.5% of purchase payments.  Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the firm.  Nationwide may also, instead of a premium-based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.

In addition to or partially in lieu of commission, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide's products.  How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products.  For more information on the exact compensation arrangement associated with this contract, please consult your registered representative.

Investment Option Payments

Nationwide's Relationship with the Investment Options

The investment options incur expense each time they sell, administer, or redeem their shares.  The variable account aggregates all contract owner purchase, redemption, and transfer requests and submits net or aggregrated purchase/redemption requests to each investment option daily.  The variable account (not the contract owners) is the investment option shareholder.  When the variable account aggregates transactions, the investment option does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the contract (as described above), which benefit the investment options by providing contract owners with sub-account options that correspond to the investment options.

An investment adviser or subadviser of an investment option or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the contract and may pay Nationwide or its affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the contract.

Types of Payments Nationwide Receives

In light of the above, the investment options and their affiliates make certain payments to Nationwide or its affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the investment options attributable to the contracts and other variable contracts Nationwide and its affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of contracts, paying expenses that Nationwide or its affiliates incur in promoting, marketing, and administering the contracts and the investment options, and achieving a profit.

Nationwide or its affiliates receive the following types of payments:

•	Investment option 12b-1 fees, which are deducted from investment option assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the investment option, which may be deducted from investment option assets; and

•
Payments by an investment option's adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from investment option assets and is reflected in mutual fund charges.

Furthermore, Nationwide benefits from assets invested in Nationwide’s affiliated investment options (i.e., Nationwide Variable Insurance Trust) because its affiliates also receive compensation from the investment options for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, Nationwide may receive more revenue with respect to affiliated investment options than unaffiliated investment options.

Nationwide took into consideration the anticipated payments from the investment options when we determined the charges imposed under the contracts (apart from fees and expenses imposed by the investment options).  Without these payments, Nationwide would have imposed higher charges under the contract.

Amount of Payments Nationwide Receives

For the year ended December 31, 2006, the investment option payments Nationwide and its affiliates received from the investment options did not exceed 0.65% (as a percentage of the average daily net assets invested in the investment options)

offered through this contract or other variable contracts that Nationwide and its affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most investment options or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from investment option to investment option and some may not make any payments at all.  Because the amount of the actual payments Nationwide and its affiliates receive depends on the assets of the investment options attributable to the contract, Nationwide and its affiliates may receive higher payments from investment options with lower percentages (but greater assets) than from investment options that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Investment Options

Nationwide may consider several criteria when identifying the investment options, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor Nationwide considers during the identification process is whether the investment option's adviser or subadviser is one of our affiliates or whether the investment option, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be investment options with lower fees, as well as other variable contracts that offer investment options with lower fees.  You should consider all of the fees and charges of the contract in relation to its features and benefits when making your decision to invest.  Please note that higher contract and investment option fees and charges have a direct effect on your investment performance.

Profitability

Nationwide does consider profitability when determining the charges in the contract.  In early contract years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher.  Nationwide does, however, anticipate earning a profit in later contract years.  In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Standard Charges and Deductions

Mortality and Expense Risk Charge

Nationwide deducts a Mortality and Expense Risk Charge from the variable account.  This amount is computed on a daily basis, and is equal to an annualized rate of 1.50% of the daily net assets of the variable account.

The Mortality Risk Charge compensates Nationwide for guaranteeing the annuity purchase rates of the contracts.  This guarantee ensures that the annuity purchase rates will not change regardless of the death rates of annuity payees or the general population.  The Mortality Risk Charge also compensates Nationwide for risks assumed in connection with the obligation to pay a death benefit.

The Expense Risk Charge compensates Nationwide for guaranteeing that administration charges will not increase regardless of actual expenses.

If the Mortality and Expense Risk Charge is insufficient to cover actual expenses, the loss is borne by Nationwide.  Nationwide may realize a profit from this charge.

Contingent Deferred Sales Charge

No sales charge deduction is made from the purchase payment upon deposit into the contract.  However, if the income option elected permits withdrawals other than regular annuity payments, Nationwide will deduct a CDSC upon such withdrawal.  The CDSC will not exceed 6% of the amount withdrawn.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the amount that is withdrawn.  The applicable CDSC will not be applied to any amount in excess of the single purchase payment.

The CDSC applies as follows:

Number of Completed Years from Date of Issue	CDSC Percentage
0	6%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
Thereafter	0%

*For contracts issued on or after May 1, 2002 and before May 1, 2005, no CDSC will be assessed on withdrawals taken during the first contract year.

The CDSC is used to cover sales expenses, including commissions, production of sales material, and other promotional expenses.  If expenses are greater than the CDSC, the shortfall will be made up from Nationwide’s general account, which may indirectly include portions of the variable account charges, since Nationwide may generate a profit from these charges.

Contract owners taking withdrawals (other than substantially equal periodic payments for life) before age 59½ may be subject to a 10% tax penalty.  In addition, all or a portion of the withdrawal may be subject to federal income taxes (see "Federal Income Taxes" in Appendix E).

Premium Taxes

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity.  Premium tax rates currently range from 0% to 5%.  This range is subject to change.  The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

1)	the time the contract is surrendered;

2)	annuitization; or

3)	such earlier date as Nationwide becomes subject to premium taxes.

Contract Ownership

The contract owner has all rights under the contract.  Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

At the time of application, the contract owner designates/elects:

1)	an annuitant, and if applicable, a joint annuitant;

2)	the frequency of payments, income option, assumed investment return, and income start date;

3)	a beneficiary, and if applicable, a contingent beneficiary;

4)	the portion of the single purchase payment used to purchase fixed annuity payments and/or variable annuity payments;

5)	the allocation among investment options; and

6)	any optional benefits that may be provided under the elected income option.

Once elected, the income option cannot be changed.

Ownership Rights Between the Date of Issue and the Income Start Date

Between the date of issue and the income start date, the contract owner has the right to:

1)	cancel the contract during the right to examine period;

2)	change the beneficiary and contingent beneficiary;

3)	change allocations among investment options;

4)	elect to take a partial or full withdrawal, depending on the income option selected and subject to any restrictions described in this prospectus; and

5)	elect or revoke a prior election of annual benefit leveling (see "Annual Benefit Leveling").

Ownership Rights After the Income Start Date and Prior to the Annuitant’s Death

After the income start date and prior to the annuitant’s death, the contract owner has the right to:

1)	change the beneficiary and contingent beneficiary;

2)	change allocations among investment options;

3)	elect to take a partial or full withdrawal, depending on the income option selected and subject to any restrictions described in this prospectus; and

4)	elect or discontinue annual benefit leveling.

Changes

All changes, except those to annual benefit leveling, will take effect as of the time such changes are recorded by Nationwide, whether or not the contract owner or annuitant is living at the time of the recording.  Nationwide will not be liable for any payments made or actions taken by Nationwide before recording the change.

Nationwide may require that all changes be submitted in writing or in another form Nationwide deems acceptable.  Nationwide may require that signatures be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee.

Joint Ownership

Joint owners each own an undivided interest in the contract.  Joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners.  A joint owner may only be named in Non-Qualified Contracts.

The exercise of any ownership right in the contract will require a written request signed by both joint owners.

If a contract owner who isnot the annuitant dies before the income start date and there is a surviving joint owner, the joint owner will become the contract owner.

If the contract owner who is the annuitant dies before the income start date and there is a surviving joint owner, the contract will terminate and Nationwide will pay the contract value to the joint owner.

Annuitant and Joint Annuitant

The annuitant (and joint annuitant, if applicable) must be age 85 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant or joint annuitant of greater age.  Once designated, the annuitant and joint annuitant, if applicable, cannot be changed.  Joint annuitants can be named only if permitted under the elected income option.

For contracts issued as IRAs or Tax Sheltered Annuities, the contract owner and annuitant must be the same person, and that individual’s entire interest in the contract is nonforfeitable.  For either of these contract types, if a joint and survivor income option is elected, the joint annuitant must be the annuitant’s spouse.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who may receive benefits under the contract if the annuitant (and joint annuitant, if any) dies after the income start date.  The contract owner can name more than one beneficiary.  The beneficiaries will share the benefits equally, unless otherwise specified.

If no beneficiary survives the annuitant, the beneficiary’s rights will vest in the contingent beneficiary.  Contingent beneficiaries will share the benefits equally, unless otherwise specified.

If no beneficiary or contingent beneficiary survives the annuitant (and the joint annuitant, if applicable), all beneficiary rights will vest with the contract owner, or the last surviving contract owner’s estate.

If the annuitant (and joint annuitant, if any) dies before the income start date, and there is no surviving contract owner or joint owner, Nationwide will pay the contract proceeds to the beneficiary.

Operation of the Contract

Purchase Payment

The minimum single purchase payment must be at least $35,000.  No additional purchase payments will be accepted or permitted.  The single purchase payment may be composed of money from different sources (for example, upon any contract exchanges).

The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one annuitant cannot exceed $2,000,000 without Nationwide’s prior consent.

Allocation of the Purchase Payment

For any particular income option, the single purchase payment may be allocated to provide variable annuity payments, fixed annuity payments, or a combination of both.  The chosen allocation is irrevocable.

Nationwide allocates that portion of the purchase payment intended for variable annuity payments to investment options as instructed by the contract owner.  Shares of the investment options are purchased by the variable account at net asset value and temporarily maintained as accumulation units until being converted into annuity income units on the income start date.  Contract owners can change allocations or make exchanges among the sub-accounts subject to conditions imposed by the investment options and those set forth in the contract.

Pricing

The portion of the single purchase payment designated for variable annuity payments will be allocated to sub-accounts and will be priced at the unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete.  If the application is not complete, Nationwide may retain the purchase payment for up to 5 business days while attempting to complete it.  If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay.  The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Except on the days listed below and on weekends, purchase payments, transfers and surrenders are priced every day.  Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

• New Year's Day	• Independence Day
• Martin Luther King, Jr. Day	• Labor Day
• Presidents’ Day	• Thanksgiving
• Good Friday	• Christmas
• Memorial Day

Nationwide also will not price the purchase payment if:

1)	trading on the New York Stock Exchange is restricted;

2)	an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.  If Nationwide is closed on days when the New York Stock Exchange is open, account value may be affected since the contract owner will not have access to their account.

Transfers

Any portion of the single purchase payment that is allocated to provide fixed annuity payments may not be transferred to any sub-accounts.  Similarly, any portion of the single purchase payment that is allocated to provide variable annuity payments may not be transferred to provide fixed annuity payments.

However, any portion of a single purchase payment that is allocated to provide variable annuity payments may be reallocated by the contract owner among investment options, subject to the following conditions:

•	transfers among the sub-accounts may be requested once per valuation date; and

•	Nationwide reserves the right to limit transfers among the sub-accounts to 12 per year or to assess a fee for any transfer in excess of 12 per year.

Amounts transferred among the sub-accounts will receive the annuity income unit value that is next computed immediately following receipt of the transfer request.

Transfer Requests

Contract owners may submit transfer requests in writing, over the telephone, or via the internet.  Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may restrict or withdraw the telephone and/or internet transfer privilege at any time.

Transfer Restrictions

Neither the contracts described in this prospectus nor the investment options are designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing" or "short-term trading").  A contract owner who wishes to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer investment options that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among sub-accounts may negatively impact other investors in the contract.  Short-term trading can result in:

•	the dilution of the value of the investors’ interests in the investment option;

•
investment option managers taking actions that negatively impact performance (keeping a larger portion of the investment option assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the sub-accounts that are actively traded may be adversely impacted.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a contract may appear on these reports if the contract owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (valuation period).  For example, if a contract owner executes multiple transfers involving 10 investment options in one day, this counts as one transfer event.  Nationwide makes no assurance that all the risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted.  In general, Nationwide will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
   Nationwide will mail a letter to the contract owner notifying them that:
   (1)  they have been identified as engaging in harmful trading practices; and
   (2)  if their transfer events exceed 11 in 2 consecutive calendar quarters, the contract owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters	Nationwide will automatically limit the contract owner to submitting transfer requests via U.S. mail.

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple contract owners.  These multi-contract advisers will generally be required by Nationwide to submit all transfer requests via U.S. mail.

Short-Term Trading Fees (i.e. Redemption Fees)

Some investment options assess a short-term trading fee in connection with transfers from a sub-account that occur within a specified number of days after the date of the allocation to the sub-account.  Such fees are intended to compensate the investment option (and contract owners with interests allocated in the investment option) for negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of contract owners not engaged in such strategies.  Any short-term trading fees paid are retained by the investment option, not by Nationwide, and are a part of the investment option’s assets.

Currently, none of the investment options offered under the contract assess a short-term trading fee.

Other Restrictions

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect contract owners, annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some contract owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Investment Option Restrictions and Prohibitions

Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the investment options which allow the investment options to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Nationwide contract owner;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and
(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by contract owners that violate policies established by the investment options (whose policies may be more restrictive than Nationwide’s policies).

Nationwide is required to provide such transaction information to the investment options upon their request.  In addition, Nationwide is required to restrict or prohibit further purchases or exchange requests upon instruction from the investment options.  Nationwide and any affected contract owner may not have advance notice of such instructions from an investment option to restrict or prohibit further purchases or exchange requests.  If an investment option refuses to accept a purchase or exchange request submitted by Nationwide, Nationwide will keep any affected contract owner in their current investment option allocation.

Right to Examine (Right to Revoke)

Contract owners have a right to examine the contract.  The contract may be returned to Nationwide’s home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law.  During this time, Nationwide may hold any portion of the single purchase payment allocated to fund variable annuity payments in the W&R Target Funds, Inc. – Money Market Portfolio.  The refunded contract value will reflect the deduction of any contract charges, unless otherwise required by law.  All IRA and Roth IRA refunds will be a return of the purchase payment.  State and/or federal law may provide other rights.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation.  Any additional amounts refunded to the contract owner will be paid by Nationwide.

Withdrawals (Redemptions)

The contract owner may take a partial or full withdrawal after the end of the right to examine the contract if the contract owner elected one of the following income options at the time of application: Single Life with Term Certain; Joint and 100% Last Survivor with Term Certain; or Term Certain.  Otherwise, the contract owner may not withdraw value from the contract.  Withdrawals may not be permitted in all states.

Withdrawal requests must be in writing or in a form otherwise acceptable to Nationwide.  Nationwide reserves the right to require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee.

Nationwide will pay any amounts withdrawn to the contract owner within seven days of receipt of a proper request and instructions satisfactory to Nationwide.

Withdrawals Before the Income Start Date

If the income option elected so permits, a contract owner may take a partial or full withdrawal after the right to examine the contract and before the income start date.  The amount available for withdrawal will be based on the commutation value, using the next calculated annuity income unit values to estimate the variable annuity payment amount, and will reflect the investment performance of the sub-accounts chosen by the contract owner.  A CDSC will apply.

Withdrawals On or After the Income Start Date

If the income option elected so permits, a contract owner may take a partial or full withdrawal on or after the income start date.  The amount available for withdrawal on or after the income start date will be based on the commutation value and will reflect the investment performance of the sub-accounts chosen by the contract owner.  A CDSC may apply.

After the income start date, distributions other than regular annuity payments are generally required to be included in income for federal income tax purposes.  However, this general rule does not apply to a complete withdrawal or redemption of a contract – a portion of the amount received in a complete withdrawal or redemption may be treated for federal income tax purposes as the tax-free return of investment in the contract.  Partial withdrawals or redemptions other than regular annuity payments are generally required to be included in income.  The Internal Revenue Code, Treasury Regulations, and other informational releases by the IRS contain complex rules regarding the taxation of distributions from annuity contracts.  The contract owner should review these tax documents and consult with a tax adviser prior to requesting a distribution.

Commutation Value of Variable Annuity Payments

The commutation value of variable annuity payments is equal to the present value of the variable annuity payments remaining for an income option with a term certain.  This present value is calculated using the assumed investment return for the contract and the annuity income unit values determined at the next unit value calculation after Nationwide receives the withdrawal request.

If a contract owner who has elected annual benefit leveling takes a full withdrawal, the withdrawn amount will be made up of two components:

1)	the commutation values, which do not include amounts allocated to annual benefit leveling; and

2)	the present value of the leveled variable annuity payments scheduled to be paid after Nationwide receives complete instructions, but before the next income start date anniversary.

The present value of these payments will be calculated using the annual benefit leveling interest rate that was assumed when the leveled payment amount was determined.

If a contract owner who has elected annual benefit leveling takes a partial withdrawal, no portion of the present value of the leveled variable annuity payments scheduled to be paid before the next income start date anniversary may be withdrawn.  Only the commutation value of amounts remaining in the investment options or of the fixed annuity payments may be withdrawn.

Commutation Value of Fixed Annuity Payments

The commutation value of fixed annuity payments is defined in Appendix B.

Partial Withdrawals (Partial Redemptions)

If a partial withdrawal is allowed under the income option and elected, the contract owner must specify the percentage of the withdrawal to be taken from fixed annuity payments and/or variable annuity payments.

A partial withdrawal will result in the reduction of the remaining term certain period payments.  If the contract owner elects a partial withdrawal of fixed annuity payments, Nationwide will reduce the remaining payments by the ratio of the withdrawal amount received from fixed annuity payments, plus any CDSC, to the total commutation value available from fixed annuity payments.  If the contract owner elects a partial withdrawal of variable annuity payments, Nationwide will reduce the number of annuity income units provided by each sub-account on a pro-rata basis, unless the contract owner specifies otherwise.

The minimum partial withdrawal amount is $2,000.  Other minimum amounts may apply in some states.  In addition, each remaining annuity payment after the partial withdrawal must equal $100 or more.

A CDSC may apply.  The CDSC deducted is a percentage of the amount requested by the contract owner.  Amounts deducted for CDSC are not subject to subsequent CDSC.  The contract owner may take the CDSC from either:

a)	the amount requested; or

b)	the commutation value remaining after the contract owner has received the requested amount.

If the contract owner does not make a specific election, any applicable CDSC will be taken from the commutation value remaining after the contract owner has received the requested amount.

For income options with annuity payments for the longer of the annuitant’s life or a term certain, if the annuitant is alive after the term selected, remaining annuity payment values will be determined using the same formula that was used to calculate payments before the contract owner took a partial withdrawal.  The value of these annuity payments will remain subject to and reflect the investment performance of the sub-accounts chosen by the contract owner.

Full Withdrawals (Full Redemptions)

The commutation value upon full withdrawal may be more or less than the purchase payment made to the contract.  The commutation value will reflect variable account charges, investment option charges, the investment performance of the investment options, prior redemptions, and annuity payments.  A CDSC may apply.

Withdrawals from Individual Retirement Annuities, Roth IRAs or Tax Sheltered Annuities upon Exercise of the Right to Examine

To prevent disqualification of an Individual Retirement Annuity, a Roth IRA or a Tax Sheltered Annuity when the contract owner exercises the right to examine the contract, Nationwide will transfer the contract value or another amount required by law to another Individual Retirement Annuity, Roth IRA or Tax Sheltered Annuity, respectively, upon proper direction by the contract owner.

Restrictions on Withdrawals from a Tax Sheltered Annuity

The withdrawal of interest in the contract attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a custodial account (as described in Internal Revenue Code Section 403(b)(7)), may be executed only if otherwise permitted by the contract and when the contract owner attains age 59½, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)).  In the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any withdrawal in the case of hardship may not include any income attributable to salary reduction contributions.

These withdrawal limitations apply to the withdrawal of interest in the contract attributable to the following:

1)	salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

2)	earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3)
all amounts transferred from custodial accounts described in Internal Revenue Code Section 403(b)(7) (except that employer contributions and earnings in such accounts as of December 31, 1988, may be withdrawn in the case of hardship).

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above, but may be subject to restrictions found in the employer's plan or the Internal Revenue Code.

These provisions explain Nationwide's understanding of current withdrawal restrictions.  These restrictions may change.

Assignment

Contract rights are personal to the contract owner and may not be assigned.

Annuity Payments

Income Start Date

The income start date is the date chosen by the contract owner as the date for Nationwide to calculate the schedule of annuity payments, and to begin the processing necessary to start annuity payments.  The date that annuity payments actually start varies, but generally is within 7-10 days after Nationwide calculates the annuity payment schedule.  The income start date must be no earlier than the day after the end of the right to examine the contract and no later than 60 days after the date of issue.  In connection with the income start date, the contract owner also elects the frequency of annuity payment dates (monthly, quarterly, semi-annually, or annually).

Fixed Annuity Payments

Fixed annuity payments provide for level annuity payments.  The fixed annuity payments will remain level unless the income option calls for a reduction in the annuity income upon withdrawal or the death of the annuitant (or joint annuitant).  See Appendix B.

VariableAnnuity Payments

Variable annuity payments will vary depending on the performance of the investment options selected.

First Variable Annuity Payment

The following factors determine the amount of the first variable annuity payment:

•	the portion of the single purchase payment allocated to provide variable annuity payments;

•	the variable account value on the income start date;

•	the age and sex (based upon contract type and in compliance with applicable state law) of the annuitant (and joint annuitant, if any);

•	the income option elected;

•	the frequency of annuity payments;

•	the income start date;

•	the selected assumed investment return (the net investment return required to maintain level variable annuity payments);

•	the deduction for any applicable premium tax; and

•	the date the contract was issued.

Subsequent Variable Annuity Payments

Variable annuity payments after the first will vary with the performance of the investment options chosen by the contract owner after the investment performance is adjusted by the assumed investment return factor.

The dollar amount of each subsequent variable annuity payment is determined by taking the portion of the first annuity payment funded by a particular sub-account and dividing it by the annuity income unit value for that sub-account as of the income start date.  This establishes the number of annuity income units provided by each sub-account for each variable annuity payment after the first.

The number of annuity income units for each sub-account will remain constant, subject to the following exceptions:

1)	if the income option elected calls for a reduction in annuity income upon the death of the annuitant or joint annuitant;

2)	if the contract owner takes a withdrawal, as permitted under the income option elected; or

3)	if the contract owner transfers value from one investment option to another.

The number of annuity income units for each sub-account is multiplied by the annuity income unit value for that sub-account for the valuation date for which the payment is due.  The sum of these results for all the sub-accounts in which the contract owner invests establishes the dollar amount of the variable annuity payment.

Subsequent variable annuity payments may be more or less than the previous variable annuity payment, depending on whether the net investment performance of the elected investment options is greater or lesser than the assumed investment return.

Assumed Investment Return

An assumed investment return is the net investment return required to maintain level variable annuity payments.  That is, if the net investment performance of each sub-account in which the contract owner invests exactly equals the assumed investment return for every payment period, then each payment will be the same amount.  To the extent that investment performance is not equal to the assumed investment return for given payment periods, the amount of the payments in those periods will not be the same.  Payments will increase from one payment date to the next if the annualized net rate of return is greater than the assumed investment return during that time.  Conversely, payments will decrease from one payment to the next if the annualized net rate of return is less than the assumed investment return during that time.

At the time of application, the contract owner elects one of three available assumed investment return percentages:  3.5%, 5.0%, or 6.0%.  This percentage cannot be changed after contract issuance.  Refer to Appendix C for more information on selecting an assumed investment return percentage.  One or more of the above assumed investment return percentages may not be available in all states.  Please refer to your contract for specific information.

Nationwide uses this percentage rate of return to determine the amount of the first variable annuity payment.

Value of an Annuity Income Unit

Annuity income unit values for sub-accounts are determined by:

1)
multiplying the annuity income unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period; and then

2)
multiplying the result from (1) by an assumed investment return factor, adjusted for the number of days in the valuation period.  The assumed investment return factor corresponds with the assumed investment return chosen by the contract owner and permitted under the contract.

Net Investment Factor

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from one valuation period to the next.  For each sub-account, the net investment factor shows the investment performance of the investment option in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a)	is the sum of:

1)	the net asset value of the investment option as of the end of the current valuation period; and

2)	the per share amount of any dividend or income distributions made by the investment option (if the date of the dividend or income distribution occurs during the current valuation period);

(b)	is the net asset value of the investment option determined as of the end of the preceding valuation period; and

(c)	is a factor representing the daily variable account charges. The factor is equal to an annualized rate of 1.50% of the daily net assets of the variable account.

Changes in the net investment factor may not be directly proportional to changes in the net asset value of the investment option shares because of the deduction of variable account charges.

Though the number of annuity income units will not change as a result of investment experience, the value of an annuity income unit may increase or decrease from one valuation period to the next.

Frequency and Amount of Annuity Payments

Payments are made based on the income option and frequency selected.  Payment frequencies available are: monthly, quarterly, semi-annually, or annually.  In no event will Nationwide make payments less frequently than annually.

Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $100.  The payment frequency will be changed to an interval that will result in payments of at least $100.

Annuity payments will generally be received within 7 to 10 days after each annuity payment date.

Annual Benefit Leveling

If the contract owner elects annual benefit leveling, which is available for no charge, variable annuity payments will be adjusted to reflect the performance of the investment options once every 12 months, instead of with every payment.

On the income start date (or the income start date anniversary on which annual benefit leveling begins), the number of annuity income units necessary to make the payments for the following year will be calculated.  These annuity income units will be redeemed from the sub-accounts and transferred to Nationwide’s general account.  The annual benefit leveling interest rate at that time will be used to calculate the guaranteed amount of level payments for the following year.

The level payment calculated on each subsequent income start date anniversary could be higher or lower than the level payment for the previous year.

An election to start or discontinue annual benefit leveling will take effect only on the income start date (or anniversary).  In order for such an election to take effect on the next income start date anniversary, Nationwide must receive the election at least 5 days prior to the income start date anniversary.  If a contract owner elects annual benefit leveling, the process of calculating leveled variable annuity payments will take place on each subsequent income start date anniversary until the contract owner instructs Nationwide otherwise.

Nationwide reserves the right to discontinue annual benefit leveling.  If Nationwide discontinues annual benefit leveling, any contract owner receiving leveled variable annuity payments will continue to do so until the next income start date anniversary.

Income Options

Contract owners must elect an income option.  This election is made at the time of application and is irrevocable.

The income options available are:

•	Single Life;

•	Single Life with Term Certain;

•	Single Life with Cash Refund;

•	Joint and Last Survivor;

•	Joint and 100% Last Survivor with Term Certain;

•	Joint and 100% Last Survivor with Cash Refund;

•	Joint and 50% Survivor; and

•	Term Certain.

Each of the income options is discussed more thoroughly below.

Single Life

The Single Life income option provides for annuity payments to be made during the lifetime of the annuitant.

Payments will cease with the last payment before the annuitant’s death.  No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Single Life with Term Certain

The Single Life with Term Certain income option provides for annuity payments to be made during the annuitant’s lifetime, or for the term selected by the contract owner, whichever is longer.  The contract owner may select a term certain of 10, 15, or 20 years at the time of application.

During the term certain period, the owner may elect at any time prior to the death of the annuitant to withdraw all or a part of the value of the remaining term certain period payments as set forth in the "Withdrawals (Redemptions)" provision.  Withdrawals may be subject to a CDSC.

If the annuitant dies during this term certain period, the beneficiary will have the option to continue payments for the remainder of the term certain period, or to receive the commutation value of the remaining payments of the term certain period in a single lump sum payment (see "Lump Sum Death Benefit Option" and "Continuation of Payments Death Benefit Option").

Single Life with Cash Refund

The Single Life with Cash Refund income option provides for annuity payments to be made during the lifetime of the annuitant.

If the annuitant dies before receiving aggregate annuity payments at least equal to the single purchase payment, less any premium tax, the difference between the aggregate annuity payments and the single purchase payment, less any premium tax, will be paid to the beneficiary in a single lump sum.

No withdrawals other than the death benefit or scheduled annuity payments are permitted.

Joint and Last Survivor

The Joint and Last Survivor income option provides for annuity payments to be made during the joint lifetimes of the annuitant and joint annuitant.  After the death of either the annuitant or joint annuitant, payments will continue for the life of the survivor.  Payments to the survivor will be 50%, 75%, or 100% of the amount that would have been paid if both annuitants were living, depending on which continuation percentage was selected by the contract owner on the application.

Payments will cease with the last payment due prior to the death of the last survivor of the annuitant and joint annuitant.  No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Joint and 100% Last Survivor with Term Certain

The Joint and 100% Last Survivor with Term Certain income option provides for annuity payments to be made during the joint lifetimes of the annuitant and joint annuitant, or for the term selected by the contract owner, whichever is longer.  After the death of either the annuitant or joint annuitant, payments will continue at the same level for the life of the survivor or until the term certain expires.

During the term certain period, the owner may elect at any time prior to the second death of the annuitant and joint annuitant to withdraw all or part of the value of the remaining term certain period payments as set forth in the "Withdrawals (Redemptions)" provision.  Withdrawals may be subject to a CDSC.

If the annuitant and joint annuitant die during the term certain period, the beneficiary will have the option to continue payments for the remainder of the term certain period or to receive the commutation value of the remaining payments of the term certain period in a single lump sum payment (see "Lump Sum Death Benefit Option" and "Continuation of Payments Death Benefit Option").

The contract owner may select a term certain of 10, 15, or 20 years at the time of application.

Joint and 100% Last Survivor with Cash Refund

The Joint and 100% Last Survivor with Cash Refund income option provides for annuity payments to be made during the joint lifetimes of the annuitant and joint annuitant.

After the death of either the annuitant or joint annuitant, payments of 100% of the amount that would have been paid if both were living will be made for the life of the survivor.

If the survivor dies after the income start date, but before aggregate annuity payments have been made that are at least equal to the single purchase payment, less any premium taxes, the difference between the aggregate annuity payments and the single purchase payment, less any premium taxes, will be paid to the beneficiary in a single lump sum.

No withdrawals other than the death benefit and scheduled annuity payments are permitted.

Joint and 50% Survivor

The Joint and 50% Survivor income option provides for annuity payments to be made during the joint lifetimes of the annuitant and joint annuitant.

After the death of the annuitant, payments of 50% of the amount that would have been paid if the annuitant was living will be made for the life of the joint annuitant.  If the joint annuitant dies before the annuitant, the 50% reduction does not apply.

Payments will cease with the last payment due before the death of the last survivor of the annuitant and joint annuitant.  No death benefit will be paid.

No withdrawals other than the scheduled annuity payments are permitted.

Term Certain

The Term Certain income option provides for annuity payments to be made for the term selected by the contract owner on the application, between 5 and 30 years, inclusive.  Nationwide reserves the right to limit the availability of some term certain durations based on economic circumstances.

The contract owner may elect at any time prior to the annuitant’s death to withdraw all or part of the value of the contract as set forth in the "Withdrawals (Redemptions)" provision.  Withdrawals may be subject to a CDSC.

If the annuitant dies during the term certain period, the beneficiary will have the option to continue payments for the remainder of the period or to receive the commutation value of the remaining payments in a single lump sum payment (see "Lump Sum Death Benefit Option" and "Continuation of Payments Death Benefit Option").

Lump Sum Death Benefit Option

The lump sum death benefit option is available for the Single Life with Term Certain, Joint and 100% Last Survivor with Term Certain and Term Certain income options.  Please see the description of these income options under their respective headings.

If the beneficiary elects to receive the death benefit in one lump sum, for fixed annuity payments remaining in the term certain period after Nationwide receives proper proof of death and complete instructions, the amount is the commutation value, calculated as described in Appendix B.  For variable annuity payments, the commutation value is equal to the present value of the variable annuity payments remaining in the term certain period.  This present value is calculated using the assumed investment return for the contract and the annuity income unit values determined at the next unit value calculation after Nationwide receives proper proof of death and complete instructions.

If annual benefit leveling is in effect, the lump sum death benefit will be made up of two components:

1)	the commutation values, which do not include amounts allocated to annual benefit leveling; and

2)	the present value of the leveled variable annuity payments scheduled to be paid after Nationwide receives complete instructions, but before the next income start date anniversary.

The present value of these payments will be calculated using the annual benefit leveling interest rate that was assumed when the leveled payment amount was determined.

Continuation of Payments Death Benefit Option

The continuation of payments death benefit option is available for the Single Life with Term Certain, Joint and 100% Last Survivor with Term Certain and Term Certain income options.  Please see the description of these income options under their respective headings.

If the beneficiary elects to receive the annuity payments remaining in the term certain period, the beneficiary will have the right to make any transfers to other investment options allowed by the contract once payments have resumed.

Living Credits

For the contract owner that elects a life contingent income option, the value of variable annuity payments is based in part on the annuitant’s life expectancy (or the life expectancies of both the annuitant and any joint annuitant) – the probability that the annuitant will survive to each future variable annuity payment date.  Each month the annuitant lives slightly increases the age to which Nationwide projected the annuitant would live.

To account for this increased life expectancy, and to keep the variable account value equal to the present value of future variable annuity payments, Nationwide will calculate and apply a living credit to the variable account value.  The living credit will be equal to:

(a) x (b), where:

(a) =	the probability that the annuitant would have died in the prior calendar quarter; and

(b) =	the present value of future annuity payments (assuming annuity unit values as of the beginning of the current calendar quarter).

Nationwide applies any living credits at the end of each calendar quarter beginning after the income start date.  The contract owner’s quarterly customer statement will reflect the living credit amount Nationwide added to the variable account value.

Any Other Option

Income options not set forth in this provision may be available.  Any income option not set forth in this provision must be approved by both Nationwide and the contract owner.

Death Before the Income Start Date

Death of Contract Owner

If a contract owner (including a joint owner) who is not the annuitant, dies before the income start date, no death benefit is payable and ownership rights will vest in the surviving joint owner, if any.  If there is no surviving joint owner, ownership rights will vest in the annuitant.  Subject to the "Required Distributions" provisions in Appendix E, the annuitant will be entitled to receive scheduled annuity payments.

If the contract owner, who is also the annuitant, dies before the income start date, the terms of the "Death of Annuitant" provision apply.

Death of Annuitant

If the annuitant dies before the income start date, the contract will terminate and Nationwide will pay the contract value to the surviving owner(s).  If there is no surviving owner, the beneficiary will be entitled to elect a lump sum distribution or to receive annuity benefits in accordance with the "Required Distributions" provisions in Appendix E.

Death After the Income Start Date

Death of Contract Owner

If a contract owner (including a joint owner) dies after the income start date, annuity payments will continue to be made to the annuitant under the elected income option, and ownership rights will vest in any surviving joint owner.  If there is no surviving joint owner, ownership rights will vest in the annuitant.

Death of Annuitant

If the annuitant dies after the income start date, the terms of the income option elected by the contract owner will apply.

Once Nationwide is notified of the annuitant’s (and joint annuitant’s, if applicable) death, any remaining fixed or variable annuity payments will be suspended, and no withdrawals will be allowed, until Nationwide has received proper proof of death and complete instructions to either continue payments or pay the death benefit in a single lump sum.    In addition, the commutation value of any remaining variable annuity payments will be transferred to the money market investment option no later than the valuation date following receipt by Nationwide of notification of death.

Once Nationwide receives proper proof of death and complete instructions, Nationwide will make any payments that were suspended.  The amount of each suspended variable annuity payment will be determined using the annuity income unit values for the money market investment option on the date the variable annuity payment was originally scheduled to be made.  No interest will be paid on any payments that were suspended.

Instructions regarding payment of any death benefit must be in writing or in a form otherwise acceptable to Nationwide.  Nationwide reserves the right to require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee.

If a lump sum death benefit is available and has been elected, it will be paid to the beneficiary within seven days of receipt of proper proof of death and instructions satisfactory to Nationwide.

Statements and Reports

Nationwide will mail to contract owners all statements and reports.  Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

•	statements showing the contract’s quarterly activity;

•	confirmation statements showing transactions that affect the contract's value; and

•	semi-annual and annual reports of allocated underlying mutual funds.

Contract owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide’s eDelivery program.  Nationwide will notify contract owners by email when important documents (statements, prospectuses and other documents) are ready for a contract owner to view, print, or download from Nationwide’s secure server. To choose this option, go to www.waddell.com.

Contract owners should review statements and confirmations carefully.  All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract.  Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple contract owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the contract owner(s).  Household delivery will continue for the life of the contracts.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Legal Proceedings

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide. Nationwide has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, funding agreements issued to back MTN programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations and proceedings may be commenced in the future. Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide’s MTN program. Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On November 15, 2006, Nationwide was named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The Class Period is from January 1, 1996 until the Class Notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, Nationwide filed a motion to dismiss.  Nationwide intends to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the Court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The Court certified a class consisting of all residents of the United States and the Virgin Islands who, during the Class Period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the Class Period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The Class Period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed a First Amended Complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of a Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The First Amended Complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The First Amended Complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint. On November 29, 2006, the plaintiff filed its appellate brief with the Fourth Circuit Court of Appeals contesting the District Court’s dismissal. Nationwide continues to defend this lawsuit vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, the plaintiff alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Companies. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation; (2) tortious interference with the plaintiff’s contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff’s contractual relationships with its variable policyholders; (3) civil conspiracy; and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust and costs and disbursements, including attorneys’ fees. On December 30, 2005, Nationwide filed a motion for summary judgment. On June 15, 2006, the District Court granted Nationwide’s motion for summary judgment on all grounds and dismissed the plaintiff’s entire case with prejudice. The plaintiff appealed the District Court’s decision to the Fifth Circuit Court of Appeals. The appeal has been fully briefed, and Nationwide is awaiting a decision. Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. Nationwide’s motion to dismiss the plaintiffs’ fifth amended complaint is currently pending before the court. Nationwide continues to defend this lawsuit vigorously.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations.  While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts.  Among the legal proceedings to which Waddell & Reed, Inc. has been a party are the following proceedings relating to the distribution of variable annuities:

In 2005, Waddell & Reed, Inc. settled three lawsuits involving its former affiliate, United Investors Life Insurance Company (UILIC), and UILIC's parent company, Torchmark Corporation (Torchmark) relating to Waddell & Reed, Inc.'s separation from Torchmark and UILIC and recommendations by Waddell & Reed, Inc. to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide.  Under the terms of the settlement, Waddell & Reed, Inc. paid Torchmark $14.5 million to resolve outstanding litigation.

In April of 2005, Waddell & Reed, Inc. entered into a Decision & Order of Offer of Settlement with the NASD Department of Enforcement ("DOE") settling a regulatory action brought by the DOE on January 14, 2004 (Case No. CAF040002) alleging that Waddell & Reed, Inc. violated NASD Conduct Rules 2110, 2310, 3010 and 3110, and § 17(a)(1) of the Securities Exchange Act of 1934 and Rule 17a-3(A)(6) thereunder, relating to exchanges made by certain of its clients of their variable annuity policies.  The case also alleged violations of NASD rules by Waddell & Reed, Inc.'s former President, Robert L. Hechler, and its former National Sales Manager, Robert J. Williams, Jr.  The DOE alleged that

Waddell & Reed, Inc. failed to take adequate steps to determine whether there were reasonable grounds for the clients to enter into the exchanges, such as determining whether the customers were likely to benefit or lose money from the exchanges, failed to establish sufficient guidance for the sales force to use in determining the suitability of the exchanges, failed to establish and maintain supervisory procedures or a system to supervise the activities of its advisors that was reasonably designed to achieve compliance with the requirements of the NASD's suitability rule, and failed to maintain books and records regarding orders for unexecuted variable annuity exchanges.  Without admitting or denying the allegations, Waddell & Reed, Inc. agreed to be censured, pay a fine of $5 million and pay client restitution of up to $11 million.  Without admitting or denying the allegations, Robert Hechler and Robert Williams each agreed to fines of $150,000 and six-month suspensions.  Waddell & Reed, Inc. also agreed with a multistate consortium to a global resolution of state claims arising from the DOE action.  Without admitting or denying the allegations, Waddell & Reed, Inc. agreed to pay a fine of $2 million to be divided among the states and pay additional client restitution.

Appendix A: Investment Options

The investment options listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

                                       Please refer to the prospectus for each investment option for more detailed information.

W&R Target Funds, Inc. - Asset Strategy Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      High total return over the long run.

W&R Target Funds, Inc. - Balanced Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Current income with a secondary goal of long-term capital appreciation.

W&R Target Funds, Inc. - Bond Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Reasonable return with emphasis on preservation of capital.

W&R Target Funds, Inc. - Core Equity Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Capital growth and income.

W&R Target Funds, Inc. - Dividend Income Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Income and long-term capital growth.

W&R Target Funds, Inc. - Energy Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      To provide long-term capital appreciation.

W&R Target Funds, Inc. - Global Natural Resources Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Sub-adviser:                                                                       Mackenzie Financial Corporation
Investment Objective:                                                       Long-term growth.

W&R Target Funds, Inc. - Growth Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                        Capital growth with a secondary objective of current income.

W&R Target Funds, Inc. - High Income Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      High current income with secondary objective of capital growth.

W&R Target Funds, Inc. - International Growth Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Long-term capital appreciation and a secondary goal of current income.

W&R Target Funds, Inc. - International Value Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Sub-adviser:                                                                      Templeton Investment Counsel, LLC
Investment Objective:                                                      Long-term capital growth.

W&R Target Funds, Inc. - Limited-Term Bond Portfolio
This investment option is only available in contracts for which good order applications were received before April 2, 2007
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      High level of current income consistent with preservation of capital.

W&R Target Funds, Inc. - Micro Cap Growth Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Sub-adviser:                                                                      Wall Street Associates
Investment Objective:                                                      Long-term capital appreciation.

W&R Target Funds, Inc. - Mid Cap Growth Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      To provide growth of your investment.

W&R Target Funds, Inc. - Money Market Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Maximum current income consistent with stability of principal.

W&R Target Funds, Inc. - Mortgage Securities Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Sub-adviser:                                                                      Advantus Capital Management, Inc.
Investment Objective:                                                      A high level of current income consistent with prudent investment risk.

W&R Target Funds, Inc. - Real Estate Securities Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Sub-adviser:                                                                      Advantus Capital Management, Inc.
Investment Objective:                                                      Total return through a combination of capital appreciation and current

W&R Target Funds, Inc. - Science and Technology Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Long-term capital growth.

W&R Target Funds, Inc. - Small Cap Growth Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                        Capital growth.

W&R Target Funds, Inc. - Small Cap Value Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Sub-adviser:                                                                       Black Rock Financial Management, Inc.
Investment Objective:                                                       Long-term accumulation of capital.

W&R Target Funds, Inc. - Value Portfolio
Investment Adviser:                                                        Waddell & Reed Investment Management Company
Investment Objective:                                                      Long-term capital appreciation.

Appendix B: Fixed Annuity Payments

The contracts described in this prospectus are combination fixed and variable immediate annuity contracts.  This appendix discusses those interests under the contracts that relate to fixed annuity payments.

Interests in fixed annuity payments purchased under the contracts are supported by Nationwide’s general account.  In reliance on certain exemptions provided for under the Securities Act of 1933, such interests have not been registered with the SEC, and the following disclosures have not been reviewed by the SEC.

Fixed Annuity Payment Allocations under the Contract

Contract owners not allocating all of their single purchase payment to the variable account for the purchase of variable annuity payments may allocate their single purchase payment to Nationwide’s general account for the purchase of fixed annuity payments.  Alternatively, contract owners may allocate their single purchase payment to the general account and the variable account for the purchase of a combination of fixed and variable annuity payments.

Amounts originally allocated for the purchase of variable annuity payments may not be reallocated to the general account to purchase fixed annuity payments; similarly, amounts originally allocated for the purchase of fixed annuity payments may not be reallocated to the variable account to purchase variable annuity payments.

Determination of Fixed Annuity Payments

Fixed annuity payments are level, meaning that each payment received will be the same as long as no (non-annuity payment) withdrawals are taken as permitted under annuity income options with a term certain period.  Fixed annuity payments may also be reduced under the terms of the income option elected.  For example, under the joint and last survivor income option, annuity payments continuing to a survivor after the death of either the annuitant or joint annuitant may be reduced if the contract owner selected a continuation percentage of less than 100%.  Other income options may provide for similar reductions in fixed annuity payments.

When the contract owner allocates all or part of the single purchase payment for the purchase of fixed annuity payments, the amount of such payments will be determined by Nationwide, based on the following factors:

•	the amount/portion of the purchase payment allocated for the purchase of fixed annuity payments;

•	the age and sex (based upon contract type and in compliance with applicable state law) of the annuitant (and joint annuitant, if any);

•	the income option elected;

•	the frequency of annuity payments (monthly, quarterly, etc.);

•	the income start date;

•	the deduction of applicable premium taxes; and

•	the date the contract was issued.

These factors will allow Nationwide to determine the level of fixed annuity payments it is able to guarantee on the basis of its expense, mortality, and normal profit assumptions.

Fixed Annuity Payments and the Annuity Income Options

Fixed annuity payments may be purchased in conjunction with any of the income options available under the contract.

Commutation Value of Fixed Annuity Payments

Under certain circumstances, it may be necessary to "commute" the value of fixed annuity payments.  The commutation value of fixed annuity payments is the value of future guaranteed fixed annuity payments that are converted mathematically into a lump sum.  This is commonly referred to as a "present value" calculation.  There are two basic purposes for which it may be necessary to calculate the commutation value of fixed annuity payments.

First, under income options with a term certain period, the contract owner has the right to make withdrawals from the contract that are in addition to regularly scheduled annuity payments (not available in all states).  In order to know what can be withdrawn from allocations for fixed annuity payments, it is necessary to know the commutation value of fixed annuity payments at the time the withdrawal is taken.  (It is important to understand that partial withdrawals of this nature will reduce on-going fixed annuity payments for the remainder of the term certain period, and a CDSC may apply as well – see the following section.)

Second, for those income options that provide a death benefit based on commutation values, the commutation value of remaining fixed annuity payments will equal the lump sum death benefit to which a beneficiary is entitled, insofar as fixed annuity payments are concerned.

The Adjusted Contract Rate

For purposes of calculating the commutation value of guaranteed fixed annuity payments, Nationwide calculates the present value of such payments, using the adjusted contract rate.

The adjusted contract rate is equal to the commutation value interest rate (which is a rate of interest established and identified in the contract specification pages which are provided to all contract owners upon the purchase of a contract), plus the interest rate adjustment.

The interest rate adjustment is equal to;

                                                                                                                                   CMT(c) – CMT(i); where

CMT(c) = the 10-year Constant Maturity Treasury (CMT) rate in effect on the date the request for withdrawal is received (or on the date of a death benefit calculation); and

CMT(i) = the 10-year Constant Maturity Treasury (CMT) rate in effect on the date of issue of the contract.

The CMT rates are interest rate quotations for various maturity durations published by the Federal Reserve Board on a regular basis.  These rates represent a readily available and consistently reliable interest rate benchmark in financial markets.

If the Federal Reserve Board halts publication of CMT rates, or if for any reason the CMT rates become unavailable, Nationwide will use appropriate rates based on Treasury bond yields.

Contingent Deferred Sales Charges (CDSC)

Under income options with a term certain, withdrawals in addition to regularly scheduled annuity payments may be taken.  Nationwide may assess a CDSC if such withdrawals are taken.

The CDSC is calculated by multiplying the applicable CDSC percentage by the amount that is withdrawn.  The applicable CDSC will not be applied to any amount in excess of the purchase payment.

CDSC may be assessed based on amounts withdrawn from variable annuity payment allocations as well as fixed annuity payment allocations.

CDSC Percentages
Number of Completed Years from Date of Issue	CDSC Percentage
0	6%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
Thereafter	0%

Appendix C:  Illustration of Variable Annuity Income

The following charts demonstrate how the assumed investment return (AIR) selected, and how different levels of investment performance, would affect variable annuity income over time.  Variable income will increase from one income start date anniversary to the next if the annualized net rate of return during that time is greater than the AIR chosen.  Variable income will decrease if the annualized net rate of return is less than the AIR.  The first variable annuity payment will be lower if the contract owner selected a 3.5% AIR than if the contract owner selected a 5.0% AIR.  However, subsequent variable annuity payments will increase more rapidly (or decrease more slowly) with a 3.5% AIR than with a 5.0% AIR.

Each of the three charts shows the variable annuity income amounts for a contract with a 3.5% AIR, a contract with a 5.0% AIR, and a contract with a 6.0% AIR.  The 6.0% AIR may not be available in all states.  (Check with your registered representative regarding availability.)  The first chart is based on a 0% constant investment return before expenses, the second is based on a 6% return, and the third is based on a 12% return.  These are hypothetical rates of return.  Nationwide does not guarantee that the contract will earn these returns.  The charts are for illustrative purposes only.  They do not represent past or future investment returns.

A contract owner’s variable annuity income will differ from the income shown if the actual returns of the investment options selected are different than those shown below.  Since it is very likely that investment returns will fluctuate over time, the amount of variable annuity income actually received will also fluctuate.  The total amount of variable annuity income actually received will depend on the cumulative investment returns of the investment options chosen, the contract owner’s life span, and the income option chosen.  The annuitant's age and sex will also affect the level of annuity payments.

The variable income amounts shown reflect the deduction of all fees and expenses.  Actual investment option fees and expenses will vary from year to year and from investment option to investment option.  Actual expenses may be higher or lower than the rate used in the illustrations.  The illustrations assume that each investment option will incur expenses at an average annualized rate of 0.94% of the average daily net assets of the investment option.  The insurance charges are calculated at an annualized rate of 1.5% of the average daily net assets of the variable account.  After taking these expenses and charges into consideration, the illustrated gross investment returns of 0%, 6%, and 12% are approximately equal to the net rates (which means after expenses have been deducted) of -2.43%, 3.43% and 9.28%, respectively.

Illustrated Gross Return: 6.00%
900
800
700
600
500
400
300
200
100
0
First Monthly Payment Amount
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Year
AIR 3.5%
AIR 5.0%
AIR 6.0%

Illustrated Gross Return: 12.00%
3000
2500
2000
1500
1000
500
0
First Monthly Payment Amount
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Year
AIR 3.5%
AIR 5.0%
AIR 6.0%

Appendix D: Condensed Financial Information

The following tables reflect accumulation unit values for the units of the sub-accounts.  As used in this appendix, the term "Period" is defined as a complete calendar year, unless otherwise noted.  Those Periods with an asterisk (*) reflect accumulation unit information for a partial year only.

No Optional Benefit Elected (Total 1.50%)
(Variable account charges of 1.50% of the daily net assets of the variable account)
Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

W&R Target Funds, Inc. – Asset Strategy Portfolio – Q/NQ	15.045664	17.806770	18.35%	83,054	2006
	12.290595	15.045664	22.42%	142,140	2005
	11.013107	12.290595	11.60%	3,108	2004

W&R Target Funds, Inc. – Balanced Portfolio – Q/NQ	13.086714	14.336133	9.55%	43,799	2006
	12.651100	13.086714	3.44%	103,074	2005
	11.790268	12.651100	7.30%	200	2004

W&R Target Funds, Inc. – Bond Portfolio – Q/NQ	10.659089	10.945209	2.68%	31,192	2006
	10.649046	10.659089	0.09%	85,304	2005
	10.407372	10.649046	2.32%	2,758	2004

W&R Target Funds, Inc. – Core Equity Portfolio – Q/NQ	13.479782	15.533665	15.24%	43,983	2006
	12.553822	13.479782	7.38%	86,432	2005
	11.631880	12.553822	7.93%	2,656	2004

W&R Target Funds, Inc. –Dividend Income Portfolio – Q/NQ	12.039763	13.746999	14.18%	25,438	2006
	10.813502	12.039763	11.34%	34,860	2005
	9.983448	10.813502	8.31%	2,086	2004

W&R Target Funds, Inc. - Energy Portfolio - Q/NQ	10.000000	9.225789	-7.74%	333	2006*

W&R Target Funds, Inc. - Global Natural Resources Portfolio - Q/NQ	12.247478	15.139843	23.62%	7,400	2006
	10.000000	12.247478	22.47%	5,196	2005*

W&R Target Funds, Inc. – Growth Portfolio – Q/NQ	13.345578	13.808103	3.47%	72,624	2006
	12.180440	13.345578	9.57%	182,654	2005
	11.970044	12.180440	1.76%	3,392	2004

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

W&R Target Funds, Inc. – High Income Portfolio – Q/NQ	13.205219	14.342898	8.62%	43,445	2006
	13.073034	13.205219	1.01%	93,796	2005
	12.080557	13.073034	8.22%	3,192	2004

W&R Target Funds, Inc. – International Growth Portfolio – Q/NQ	15.435888	18.395940	19.18%	16,408	2006
	13.453864	15.435888	14.73%	42,699	2005
	11.981428	13.453864	12.29%	284	2004

W&R Target Funds, Inc. – International Value Portfolio – Q/NQ	14.325420	18.290336	27.68%	7,900	2006
	13.082570	14.325420	9.50%	10,143	2005
	10.826540	13.082870	20.84%	0	2004

W&R Target Funds, Inc. – Limited-Term Bond Portfolio – Q/NQ	10.333842	10.582493	2.41%	12,714	2006
	10.317273	10.333842	0.16%	52,137	2005
	10.308063	10.317273	0.09%	1,060	2004

W&R Target Funds, Inc. – Micro Cap Growth Portfolio – Q/NQ	12.966064	14.338411	10.58%	4,298	2006
	10.890358	12.966064	19.06%	11,545	2005
	10.046461	10.890358	8.40%	641	2004

W&R Target Funds, Inc. - Mid Cap Growth Portfolio - Q/NQ	11.324149	12.109217	6.93%	1,868	2006
	10.000000	11.324149	13.24%	1,995	2005*

W&R Target Funds, Inc. – Money Market Portfolio – Q/NQ	9.897476	10.170370	2.76%	22,564	2006
	9.803676	9.897476	0.96%	45,673	2005
	9.884439	9.803676	-0.82%	184	2004

W&R Target Funds, Inc. – Mortgage Securities Portfolio – Q/NQ	10.255309	10.584231	3.21%	2,002	2006
	10.207325	10.255309	0.47%	2,336	2005
	10.000000	10.207325	2.07%	825	2004*

W&R Target Funds, Inc. – Real Estate Securities Portfolio – Q/NQ	13.501937	17.301487	28.14%	8,687	2006
	12.367457	13.501937	9.17%	12,417	2005
	10.000000	12.367457	23.67%	1,203	2004*

30

Sub-Account	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Percent Change in Accumulation Unit Value	Number of Accumulation Units at End of Period	Period

W&R Target Funds, Inc. – Science and Technology Portfolio – Q/NQ	16.982126	18.045012	6.26%	24,213	2006
	14.704232	16.982126	15.49%	42,957	2005
	12.841368	14.704232	14.51%	1,751	2004

W&R Target Funds, Inc. – Small Cap Growth Portfolio – Q/NQ	17.370865	17.975680	3.48%	21,804	2006
	15.622012	17.370865	11.19%	41,772	2005
	13.876442	15.622012	12.58%	288	2004

W&R Target Funds, Inc. – Small Cap Value Portfolio – Q/NQ	12.556513	14.452122	15.10%	6,109	2006
	12.239257	12.556513	2.59%	17,477	2005
	10.802922	12.239257	13.30%	1,126	2004

W&R Target Funds, Inc. – Value Portfolio – Q/NQ	14.651796	16.869028	15.13%	40,978	2006
	14.244230	14.651796	2.86%	90,249	2005
	12.607472	14.244230	12.98%	3,139	2004

Appendix E: Contract Types and Tax Information

Types of Contracts

Individual Retirement Annuities ("IRAs")

Individual Retirement Annuities are contracts that satisfy the provisions of Section 408(b) of the Internal Revenue Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $5,000 (although rollovers of greater amounts from qualified plans, Tax Sheltered Annuities and other IRAs can be received);

•	certain minimum distribution requirements must be satisfied after the owner attains the age of 70½;

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

IRAs may receive rollover contributions from Individual Retirement Accounts, other IRAs, Tax Sheltered Annuities, certain 457 government plans, and qualified retirement plans (including 401(k) plans).

When the owner of an Individual Retirement Contract attains the age of 70 ½, the Internal Revenue Code requires that certain minimum distributions must be made. Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distribution may exceed the Contract Value. In addition, upon the death of the owner of an Individual Retirement Contract, mandatory distribution requirements are imposed by the Internal Revenue Code, to ensure distribution of the entire balance in the contract within a required statutory period.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established.

Non-Qualified Contracts

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, Roth IRA or Tax Sheltered Annuity.
Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required statutory period.

Non-Qualified contracts that are owned by natural persons allow for the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.  Non-Qualified contracts that are not immediate annuities and  are owned by non-natural persons, such as trusts, corporations and partnerships are generally subject to current income tax on the gain earned inside the contract, unless the non-natural person owns the contract as an “agent” of a natural person.   For this purpose, the Internal Revenue Service has indicated that an immediate annuity that is acquired through a 1035 tax-free exchange from a life insurance, endowment, or deferred annuity contract may not be treated as an immediate annuity for income tax purposes.

Roth IRAs

Roth IRA contracts are contracts that satisfy the requirements of Section 408A of the Internal Revenue Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $5,000  (although rollovers of greater amounts from other Roth IRAs and IRAs can be received);

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an IRA; however, the amount rolled over from the IRA to the Roth IRA is required to be included in the owner’s federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to rollover amounts from an IRA to a Roth IRA.  For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established.

Tax Sheltered Annuities

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees.  These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludable from the employee’s income, up to statutory maximum amounts.  These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred.  Certain minimum distribution requirements must be satisfied after the owner attains the age of 70½, and after the owner’s death.  Additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

When the owner of a Tax Sheltered Annuity attains the age of 70 ½, the Internal Revenue Code requires that certain minimum distributions must be made.  Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distribution may exceed the Contract Value.  In addition, upon the death of the owner of a Tax Sheltered Annuity, mandatory distribution requirements are imposed by the Internal Revenue Code, to ensure distribution of the entire balance in the contract within a required statutory period.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

•	the type of contract purchased;

•	the purposes for which the contract is purchased; and

•	the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.  Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Representatives of the Internal Revenue Service have informally suggested, from time to time, that the number of investment options available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the Internal Revenue Service issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of investment options available in a variable insurance product does not exceed 20, the number of investment options alone would not cause the contract to not qualify for the desired tax treatment.  The Internal Revenue Service has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment.  The revenue ruling did not indicate the actual number of investment options that would cause the contract to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of investment options, transfers between investment options, exchanges of investment options or changes in investment objectives of investment options such that the contract would no longer qualify for tax deferred treatment under Section 72 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401, 408(a), and 403(b)(7) of the Internal Revenue Code), tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract.  Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts.  In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes.  The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Nothing in this prospectus should be considered to be tax advice.  Contract owners and prospective contract owners should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

Individual Retirement Annuities

Distributions from an IRA, are generally taxed as ordinary income when received.  If any of the amount contributed to the IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to regular income tax and an additional penalty tax of 10% is also generally applicable.  The 10% penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	used for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions."  A "qualified distribution" is one that satisfies the five-year rule and meets one of the following requirements:

•	it is made on or after the date on which the contract owner attains age 59½;

•	it is made to a beneficiary (or the contract owner’s estate) on or after the death of the contract owner;

•	it is attributable to the contract owner’s disability; or

•	it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The five year rule generally is satisfied if the distribution is not made within the five taxable year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not includable in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA.  Any non-qualified distribution in excess of total contributions will be included in the contract owner’s gross income in the year that is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from a traditional IRA prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance may be included in the contract owner’s gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received.  A portion of each distribution is excludable from income based on a formula established pursuant to the Internal Revenue Code.  The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered.  Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary; or

•	made to the owner after separation from service with his or her employer after age 55.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the income start date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner’s investment in the contract at the time of the distribution.  In general, the investment in the contract is equal to the purchase payments made with after tax dollars.  Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged, or any portion of the contract that is transferred by gift.  For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the income start date, a portion of each annuity payment is excludable from taxable income.  The amount excludable is based on the ratio between the contract owner’s investment in the contract and the expected return on the contract.  Once the entire investment in the contract is recovered, all distributions are fully includable in income.  The maximum amount excludable from income is the investment in the contract.  If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982.  For those contracts, distributions that are made prior to the income start date are treated first as a recovery of the investment in the contract as of that date.  A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½.  The amount of the penalty is 10% of the portion of any distribution that is includable in gross income.  The penalty tax does not apply if the distribution is:

•	the result of a contract owner’s death;

•	the result of a contract owner’s disability, (as defined in the Internal Revenue Code);

•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner;

•	allocable to an investment in the contract before August 14, 1982; or

•	from an immediate annuity.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

For purposes of the exception to the penalty tax, an immediate annuity is a single premium contract from which payments begin within one year of purchase, and which provides for substantially equal periodic payments.  If the contract is issued as the result of an nontaxable exchange described in Section 1035 of the Internal Revenue Code, for purposes of determining whether the contract is an immediate annuity, it will generally be considered to have been purchased on the purchase date of the contract given up in the exchange.  Consequently, if all or a portion of the purchase payment for this contract is the result of a Section 1035 exchange from a life insurance contract, an endowment contract, or a deferred annuity that was issued more than 1 year prior to the Income Start Date, then this contract would not qualify for the immediate annuity exception to the penalty tax.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals, including immediate annuity contracts that are owned by entities but which satisfy the immediate annuity exception to the penalty tax.  Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person and the contract does not satisfy the immediate annuity exception.  If all or a portion of the purchase payment for this contract is the result of a Section 1035 exchange from a life insurance contract, an endowment contract, or a deferred annuity that was issued more than 1 year prior to the Income Start Date, then this contract would not qualify for the immediate annuity exception to the non-natural persons rules.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code.  Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned.  Taxation is not deferred, even if the income is not distributed out of the contract.  The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts.  For purposes of the rule that annuity contracts that are owned by non-natural persons are not treated as annuity contracts for tax purposes, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual.  This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral.  However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

•	acquired by the estate of a decedent by reason of the death of the decedent;

•	issued in connection with certain qualified retirement plans and individual retirement plans;

•	purchased by an employer upon the termination of certain qualified retirement plans; or

•	immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.

If the annuitant dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.

Withholding

Pre-death distributions from the contracts are subject to federal income tax.  Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise.  If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension of profit-sharing plan described in section 401(a), an eligible deferred compensation plan described in section 457(b) which is maintained by an eligible employer described in section 457(e)(1)(A) or an IRA; or

•	the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding.  Such circumstances include:

•	if the payee does not provide Nationwide with a taxpayer identification number; or

•	if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding.  The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.  Nationwide is required to withhold this amount and send it to the Internal Revenue Service.  Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies.  In order to obtain the benefits of such a treaty, the non-resident alien must:

1)	provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax

2)	provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another exemption from the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

1)	the distribution is connected to the non-resident alien’s conduct of business in the United States; and

2)	the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and

3)	provide Nationwide with a properly completed withholding certificate claiming the exemption.

Note that these distributions would be subject to the same withholding rules that are applicable to payments to United States citizens, including back-up withholding, which is currently at a rate of 28%, if a correct taxpayer identification number is not provided.

Federal Estate, Gift and Generation Skipping Transfer Taxes

The following transfers may be considered a gift for federal gift tax purposes:

•	a transfer of the contract from one contract owner to another; or

•	a distribution to someone other than a contract owner.

Upon the contract owner’s death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any.  A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

a)	an individual who is two or more generations younger than the contract owner; or

b)	certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:

•	who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

•	who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts.  If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

Diversification

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts.  A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

•	the failure to diversify was accidental;

•	the failure is corrected; and

•	a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract.  Nationwide believes that the investments underlying this contract meet these diversification requirements.

Tax Changes

The foregoing tax information is based on Nationwide’s understanding of federal tax laws.  It is NOT intended as tax advice.  All information is subject to change without notice.  You should consult your tax and/or financial adviser for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted.  EGTRRA made numerous changes to the Internal Revenue Code, including the following:

•	generally lowering federal income tax rates;

•	increasing the amounts that may be contributed to various retirement plans, such as IRAs, Tax Sheltered Annuities and Qualified Plans;

•	increasing the portability of various retirement plans by permitting IRAs, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

•	eliminating and/or reducing the highest federal estate tax rates;

•	increasing the estate tax credit; and

•	for persons dying after 2009, repealing the estate tax.

The Pension Protection Act of 2006 made permanent the EGTRRA provisions noted above that increase the amounts that may be contributed to various retirement plans and that increase the portability of various retirement plans.  However, all of the changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after December 31, 2010 unless they are extended by additional legislation.  If changes resulting from EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form.  This creates uncertainty as to future tax requirements and implications.  Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.

Required Distributions

Any distribution paid that is NOT due to payment of the death benefit may be subject to a CDSC.

The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus.  Following is an overview of the required distribution rules applicable to each type of contract.  Please consult a qualified tax or financial adviser for more specific required distribution information.

Required Distributions – General Information

In general, a beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death.  The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner.  A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract.  Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner.  How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries.  For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death.  For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until December 31 of the year following the contract owner’s death.  If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period.  Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

Required Distributions for Non-Qualified Contracts

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies.  The following distributions will be made in accordance with the following requirements:

1)
If any contract owner dies on or after the income start date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

2)
If any contract owner dies before the income start date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner’s death, provided however:

a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary.  Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit.  Any distributions required under these distribution rules will be made upon that spouse’s death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

a)	the death of the annuitant will be treated as the death of a contract owner;

b)	any change of annuitant will be treated as the death of a contract owner; and

c)	in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

Required Distributions for Tax Sheltered Annuities, IRAs and Roth IRAs

Distributions from a Tax Sheltered Annuity or IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  Distributions may be paid in a lump sum or in substantially equal payments over:

a)	the life of the contract owner or the joint lives of the contract owner and the contract owner’s designated beneficiary; or

b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner.  If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner’s spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Treasury Regulation 1.401(a)(9)-9.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA of the contract owner.

If the contract owner’s entire interest in a Tax Sheltered Annuity or IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date.  The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  The rules for Roth IRAs do not require distributions to begin during the contract owner’s lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distribution may exceed the Contract Value.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity or IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the spouse’s remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by one for each calendar year that elapsed thereafter; and

c)	if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner’s death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity or IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the spouse’s remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by one for each calendar year that elapsed thereafter; and

c)
if there is no designated beneficiary, the applicable distribution period is the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For IRAs, all or a portion of each distribution will be included in the recipient’s gross income and taxed at ordinary income tax rates.  The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution.  The owner of an IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions" (see "Federal Tax Considerations").